APPENDIX A

SUBSCRIBER INFORMATION

U.S. ACCREDITED INVESTOR CERTIFICATE

MCTC Holdings, INC.
(the "*Company*")

AND THE UNITED STATES *SECURITIES ACT OF 1933* (the "*Act*")

The undersigned covenants, represents and warrants to the Company that:

I hereby so declares and further declares that it is an "Accredited Investor" as that term is defined in Regulation D promulgated under the Act, by virtue of its qualification under one or more of the following categories (PLEASE CHECK OFF APPROPRIATE CATEGORY):

(✓) I am a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000.

( ) I am a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

( ) ______________________________ is a corporation, organization described in section 501(c)(3) of the United States Internal Revenue Code, or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

( ) ______________________________ is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person.

( ) I am a director or executive officer of the Corporation.

( ) ______________________________is a private business development company as defined in section 202(a)(22) of the *Investment Advisers Act of 1940*.

( ) ______________________________is a bank as defined in section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A)

of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the *Securities Exchange Act of 1934*; an insurance company as defined in section 2(13) of the Act; an investment company registered under the *Investment Company Act of 1940* or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the *Small Business Investment Act of 1958*; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the *Employee Retirement Income Security Act of 1974* if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self- directed plan, with investment decisions made solely by persons that are accredited investors.

( ) ______________________________ is an entity in which all of the equity owners are accredited investors under one or more of the categories set forth above.

The statements made in this Certificate are true.

On this Date: AUG 15, 2019

X______________________________
(Sign)

Please acknowledge your acceptance of the foregoing Subscription Agreement with MCTC Holdings, INC. by signing and returning a copy to the Company whereupon it shall become a binding agreement.

Number of Common Shares 2,000,000 **x** **$0.025** = $50,000 **(the "Purchase Price")**

X [signature]

Signature

Signature (if purchasing jointly)

JONATHAN L LIN

Name Typed or Printed

Name Typed or Printed

Entity Name

Entity Name

2256 MURPHY WAY

Address

Address

COLUMBUS, OH. 43235

City, State and Zip Code

City, State and Zip Code

Telephone - Business

Telephone - Business